UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2023

Inspirato Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-39791	85-2426959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1544 Wazee Street Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 586-7771

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ISPO	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	ISPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The Board of Directors (the “Board”) of Inspirato Incorporated (the “Company”) has scheduled its annual meeting of stockholders (the “Annual Meeting”) for May 18, 2023. Because the Company did not hold an annual meeting of stockholders in 2022, the Company has set a deadline of February 23, 2023 for the receipt of any stockholder proposals for inclusion in the proxy materials to be distributed in connection with the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which the Company believes to be a reasonable time before it expects to begin to print and distribute its proxy materials for the Annual Meeting. Any Exchange Act Rule 14a-8 proposal received after this date will be considered untimely. Stockholders should send any such proposal to Inspirato Incorporated, Attn: General Counsel, 1544 Wazee Street Denver, CO 80202, and any proposal must comply with all applicable requirements set forth in the rules and regulations of the Securities and Exchange Commission, including Exchange Act Rule 14a-8, in order to be eligible for inclusion in the Company’s proxy materials for the Annual Meeting.

Pursuant to the Company’s amended and restated bylaws (the “Bylaws”), any stockholder seeking to raise a proposal outside the processes of Exchange Act Rule 14a-8 or make a nomination for consideration at the Annual Meeting, but not included in the proxy materials for the Annual Meeting, must comply with the requirements of the Bylaws, including by delivering notice of their proposal or nomination to Inspirato Incorporated, Attn: General Counsel, 1544 Wazee Street Denver, CO 80202, no later than 5:00 p.m., Mountain time, on February 23, 2023. Any proposal or nomination received after such date will be considered untimely and will not be considered at the Annual Meeting.

An adjournment, rescheduling or postponement of the Annual Meeting date, or any announcement of such action, will not commence a new time period (or extend any time period) for giving such notice under the Bylaws or submitting a proposal pursuant to Exchange Act Rule 14a-8.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inspirato Incorporated
Dated: February 13, 2023
	By:	/s/ R. Webster Neighbor
Name: R. Webster Neighbor
Title: Chief Financial Officer